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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 1999 (May 21, 1999)

                      APPLIED GRAPHICS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

DELAWARE                                             0-28208                                   13-3864004
(State or other jurisdiction                  (Commission File Number)             (I.R.S. Employer Identification No.)
   of incorporation)

450 WEST 33RD STREET, NEW YORK, NY                                                      10001
(Address of principal executive offices)                                            (Zip Code)

Registrant's telephone number, including area code:   212-716-6600


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Item 2.  Acquisition or Disposition of Assets

On May 21, 1999, the cash offer of Applied Graphics Technologies, Inc. (the "Company") to purchase all of the outstanding ordinary shares of Wace Group Plc ("Wace") was declared unconditional in all respects. The assets of Wace relate to the digital prepress, color management, interactive multimedia, and print procurement businesses operated by Wace in the United States, the United Kingdom, France, and Australia. The Company currently intends to use the acquired assets as part of its ongoing business. The total cash consideration, based on the total number of Wace's ordinary shares outstanding as of June 3, 1999, exclusive of unexercised options, is L72.5 million, or approximately $117.2 million. To finance the offer, the Company has entered into an amended and restated credit agreement with its lending institution that will replace the Company's existing credit facilities (see Exhibit 99.3). Further details of this acquisition are contained in the press release of the Company dated May 21, 1999, and attached hereto as Exhibit 99.1.

Item 5.  Other Events

On May 26, 1999, the Company announced its intention to offer each holder of Wace's 8% Cumulative Convertible Redeemable Preference Shares (the "Preference Shares") the right to exchange such Preference Shares for subordinated notes to be issued by the Company (the "Subordinated Notes"). Wace currently has L39.2 million or approximately $63.5 million of Preference Shares outstanding. Further details of this announcement are contained in the press release of the Company dated May 26, 1999, and attached hereto as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

     Historic financial statements of Wace will be filed with the Securities and Exchange Commission as soon as practicable, but in any event on or prior to August 4, 1999.

(b)  Pro forma financial information

     Unaudited pro forma information relating to the acquisition will be filed with the Securities and Exchange Commission as soon as practicable, but in any event on or prior to August 4, 1999.

(c)  Exhibits

     99.1 Press release issued by the Company on May 21, 1999.

     99.2 Press release issued by the Company on May 26, 1999.

     99.3 Amended and Restated Credit Agreement dated as of March 10, 1999, among Applied Graphics Technologies, Inc., Other Institutional Lenders as Initial Lenders, and Fleet Bank, N.A. (Incorporated by reference to Exhibit No. 99.2 forming part of the Registrant's Report on Form 8-K (File No. 0-28208) filed with the Securities and
          Exchange Commission under the Securities Exchange Act of 1934, as amended, on March 22, 1999).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 4, 1999                          By:   /s/ Louis Salamone, Jr.
                                                   --------------------------
                                                   Louis Salamone, Jr.
                                                   Senior Vice President and
                                                   Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit No.           Description
-----------           ------------------------------------------

  99.1                Press release issued by the Company on May 21, 1999.

  99.2                Press release issued by the Company on May 26, 1999.